UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2012

SED International Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Georgia	0-16345	22-2715444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3505 Newpoint Place, Suite 450 Lawrenceville, Georgia	30043
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (770) 491-8962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events.

On July 12, 2012, SED International Holdings, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing that it is conducting a global search to identify a Chief Executive Officer who will foster strategic initiatives, provide strong leadership to the Company and grow it into a multi-national industry leader.

On July 9, 2012, the Company’s Board of Directors elected Christopher R. Joe as the Company’s Vice President of Finance. Lyle Dickler will continue as the Company’s Chief Financial Officer, Secretary and Treasurer.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated July 12, 2012.

* * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SED International Holdings, Inc.

Dated: July 12, 2012	By:	/s/ Lyle Dickler
Lyle Dickler,
Chief Financial Officer